EXHIBIT 1(a)
Trades on June 26, 2009

Table I — Non-Derivative Securities Acquired, Disposed of, or Beneficially Owned
								5. Amount of
	2. Transaction	2A.Deemed Execution						Securities Beneficially	6. Ownership Form:
	Date	Date, if any			4. Securities Acquired (A) or			Owned Following	Direct	7. Nature of
1. Title of	(Month/	(Month/	3. Transaction Code		Disposed of (D)			Reported	(D) or	Indirect Beneficial
Security	Day/	Day/	(Instr. 8)		(Instr. 3, 4 and 5)			Transaction(s)	Indirect (I)	Ownership
(Instr. 3)	Year)	Year)	Code	V	Amount	(A)or (D)	Price	(Instr. 3 and 4)	(Instr. 4)	(Instr. 4)
Common Stock	06/26/09		S		43,027	D	$6.5000	981,987	I	(2)
Common Stock	06/26/09		S		2,011	D	$6.5100	979,976	I	(2)
Common Stock	06/26/09		S		33		$6.5200	979,943	I	(2)
Common Stock	06/26/09		S		4,100		$6.5300	975,843	I	(2)
Common Stock	06/26/09		S		100		$6.5650	975,743	I	(2)
Common Stock	06/26/09		S		100		$6.5800	975,643	I	(2)
Common Stock	06/26/09		S		529		$6.5900	975,114	I	(2)
Common Stock	06/26/09		S		100		$6.6200	975,014	I	(2)
Common Stock	06/26/09		S		2,600		$6.7000	972,414	I	(2)
Common Stock	06/26/09		S		2,400		$6.7100	970,014	I	(2)
Common Stock	06/26/09		S		9,400		$6.7400	960,614	I	(2)
Common Stock	06/26/09		S		5,403		$6.7600	955,211	I	(2)
Common Stock	06/26/09		S		14,400		$6.7700	940,811	I	(2)
Common Stock	06/26/09		S		9,097		$6.7800	931,714	I	(2)
Common Stock	06/26/09		S		1,500		$6.7900	930,214	I	(2)
Common Stock	06/26/09		S		11,100		$6.8000	919,114	I	(2)
Common Stock	06/26/09		S		20,594		$6.8500	898,520	I	(2)
Common Stock	06/26/09		S		9,851		$6.8600	888,669	I	(2)
Common Stock	06/26/09		S		332		$6.8650	888,337	I	(2)
Common Stock	06/26/09		S		5,100		$6.8700	883,237	I	(2)
Common Stock	06/26/09		S		5,323		$6.8800	877,914	I	(2)
Common Stock	06/26/09		S		1,000		$6.8900	876,914	I	(2)
Common Stock	06/26/09		S		131,189		$6.9000	745,725	I	(2)
Common Stock	06/26/09		S		7,100		$6.9100	738,625	I	(2)
Common Stock	06/26/09		S		28,813		$6.9200	709,812	I	(2)
Common Stock	06/26/09		S		59,218		$6.9300	650,594	I	(2)
Common Stock	06/26/09		S		200		$6.9350	650,394	I	(2)
Common Stock	06/26/09		S		25,280		$6.9400	625,114	I	(2)
Common Stock	06/26/09		S		76,709		$6.9500	548,405	I	(2)
Common Stock	06/26/09		S		500		$6.9600	547,905	I	(2)
Common Stock	06/26/09		S		400		$6.9700	547,505	I	(2)

(2)	The reportable securities are owned directly by CDC IV, LLC and indirectly by CDC Operations LLC, David R. Ramsay, Argeris Karabelas and Jan Leschly. CDC Operations LLC disclaims beneficial ownership of the reportable securities and this report shall not be deemed an admission that CDC Operations LLC is the beneficial owner of such securities for purposes of Section 16 or any other purpose, except to the extent of its pecuniary interest therein. David R. Ramsay, Argeris Karabelas and Jan Leschly are each partners of CDC Operations LLC. Messrs. Ramsay, Karabelas and Leschly each disclaims beneficial ownership of the reportable securities and this report shall not be deemed an admission that Messrs. Ramsay, Karabelas and Leschly is the beneficial owner of such securities for purposes of Section 16 or any other purpose, except to the extent of their pecuniary interest therein.

EXHIBIT 1(b)
Trades on June 29, 2009

Table I — Non-Derivative Securities Acquired, Disposed of, or Beneficially Owned
								5. Amount of
								Securities
	2. Transaction	2A.Deemed Execution						Beneficially	6. Ownership Form:
	Date	Date, if any			4. Securities Acquired (A) or			Owned Following	Direct	7. Nature of
1. Title of	(Month/	(Month/	3. Transaction Code		Disposed of (D)			Reported	(D) or	Indirect Beneficial
Security	Day/	Day/	(Instr. 8)		(Instr. 3, 4 and 5)			Transaction(s)	Indirect (I)	Ownership
(Instr. 3)	Year)	Year)	Code	V	Amount	(A)or (D)	Price	(Instr. 3 and 4)	(Instr. 4)	(Instr. 4)
Common Stock	06/29/09		S		21,207	D	$6.7000	526,298	I	(2)
Common Stock	06/29/09		S		619	D	$6.7100	525,679	I	(2)
Common Stock	06/29/09		S		100	D	$6.7200	525,579	I	(2)
Common Stock	06/29/09		S		1,100	D	$6.7300	524,479	I	(2)
Common Stock	06/29/09		S		1,974	D	$6.7400	522,505	I	(2)
Common Stock	06/29/09		S		22,600	D	$6.7500	499,905	I	(2)
Common Stock	06/29/09		S		2,200	D	$6.7600	497,705	I	(2)
Common Stock	06/29/09		S		200	D	$6.7700	497,505	I	(2)
Common Stock	06/29/09		S		33,400	D	$6.8500	464,105	I	(2)
Common Stock	06/29/09		S		400	D	$6.8600	463,705	I	(2)
Common Stock	06/29/09		S		4,600	D	$6.8800	459,105	I	(2)
Common Stock	06/29/09		S		10,700	D	$6.8900	448,405	I	(2)
Common Stock	06/29/09		S		24,200	D	$6.9000	424,205	I	(2)
Common Stock	06/29/09		S		1,400	D	$6.9200	422,805	I	(2)
Common Stock	06/29/09		S		62,079	D	$6.9500	360,726	I	(2)
Common Stock	06/29/09		S		2,506	D	$6.9600	358,220	I	(2)
Common Stock	06/29/09		S		1,700	D	$6.9700	356,520	I	(2)
Common Stock	06/29/09		S		9,506	D	$6.9800	347,014	I	(2)
Common Stock	06/29/09		S		8,500	D	$7.0000	338,514	I	(2)
Common Stock	06/29/09		S		6,800	D	$7.0100	331,714	I	(2)

(2)	The reportable securities are owned directly by CDC IV, LLC and indirectly by CDC Operations LLC, David R. Ramsay, Argeris Karabelas and Jan Leschly. CDC Operations LLC disclaims beneficial ownership of the reportable securities and this report shall not be deemed an admission that CDC Operations LLC is the beneficial owner of such securities for purposes of Section 16 or any other purpose, except to the extent of its pecuniary interest therein. David R. Ramsay, Argeris Karabelas and Jan Leschly are each partners of CDC Operations LLC. Messrs. Ramsay, Karabelas and Leschly each disclaims beneficial ownership of the reportable securities and this report shall not be deemed an admission that Messrs. Ramsay, Karabelas and Leschly is the beneficial owner of such securities for purposes of Section 16 or any other purpose, except to the extent of their pecuniary interest therein.